PIMCO Variable Insurance Trust
Supplement Dated May 25, 2011 to the
Administrative Class Prospectus (dated April 29, 2011) (the "Prospectus"), as supplemented and revised from time to time
Disclosure Related to the PIMCO Foreign Bond Portfolio (Unhedged), PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) and PIMCO Global Bond Portfolio (Unhedged) Effective immediately, the second sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Foreign Bond Portfolio (Unhedged)'s Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within three years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. FX NY Index Unhedged in USD, which as of March 31, 2011 was 7.00 years.

In addition, effective immediately, the third sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)'s Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within three years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. Index Hedged in USD, which as of March 31, 2011 was 7.00 years.

Additionally, effective immediately, the fourth sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Global Bond Portfolio (Unhedged)'s Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within three years (plus or minus) of the duration of the JPMorgan GBI Global FX NY Index Unhedged in USD, which as of March 31, 2011 was 6.44 years.

Investors Should Retain This Supplement For Future Reference













PVIT_SUPP1_052511

PIMCO Variable Insurance Trust
Supplement Dated May 25, 2011 to the
Advisor Class and Class M Prospectus (dated April 29, 2011) (the "Prospectus"), as supplemented and revised from time to time Disclosure Related to the PIMCO Foreign Bond Portfolio (Unhedged) and PIMCO Global Bond Portfolio (Unhedged) Effective immediately, the second sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Foreign Bond Portfolio (Unhedged)'s Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within three years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. FX NY Index Unhedged in USD, which as of March 31, 2011 was 7.00 years.

In addition, effective immediately, the fourth sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Global Bond Portfolio (Unhedged)'s Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within three years (plus or minus) of the duration of the JPMorgan GBI Global FX NY Index Unhedged in USD, which as of March 31, 2011 was 6.44 years.

Investors Should Retain This Supplement For Future Reference










PVIT_SUPP3_052511
PIMCO Variable Insurance Trust
Supplement Dated May 25, 2011 to the
Institutional Class Prospectus (dated April 29, 2011) (the "Prospectus"), as supplemented and revised from time to time
Disclosure Related to the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) and PIMCO Global Bond Portfolio (Unhedged)
Effective immediately, the third sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)'s Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within three years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. Index Hedged in USD, which as of March 31, 2011 was 7.00 years.

In addition, effective immediately, the fourth sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Global Bond Portfolio (Unhedged)'s Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within three years (plus or minus) of the duration of the JPMorgan GBI Global FX NY Index Unhedged in USD, which as of March 31, 2011 was 6.44 years.

Investors Should Retain This Supplement For Future Reference





















PVIT_SUPP2_052511
PIMCO Variable Insurance Trust
Supplement Dated May 25, 2011 to the
PIMCO Foreign Bond Portfolio (Unhedged) Administrative Class Prospectu (dated April 29, 2011) and PIMCO Foreign Bond Portfolio (Unhedged) Advisor Class Prospectus (dated April 29, 2011) (collectively, the "Prospectuses"), each as supplemented and revised from time to time
Disclosure Related to the PIMCO Foreign Bond Portfolio (Unhedged)
(the "Portfolio")
Effective immediately, the second sentence of the second paragraph of the "Principal Investment Strategies" section of the Portfolio Summary in the Prospectuses is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within three years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. FX NY Index Unhedged in USD, which as of March 31, 2011 was 7.00 years.


Investors Should Retain This Supplement For Future Reference




























PVIT_SUPP4_052511
PIMCO Variable Insurance Trust
Supplement Dated May 25, 2011 to the
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class Prospectus (dated April 29, 2011) and PIMCO Foreign Bond Portfolio
(U.S. Dollar-Hedged) Institutional Class Prospectus (dated April 29, 2011) (collectively, the "Prospectuses"), each as supplemented and revised from time to time
Disclosure Related to the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the "Portfolio")
Effective immediately, the third sentence of the second paragraph of the "Principal Investment Strategies" section of the Portfolio Summary in the Prospectuses is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within three years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. Index Hedged in USD, which as of March 31, 2011 was 7.00 years.


Investors Should Retain This Supplement For Future Reference





























PVIT_SUPP5_052511
PIMCO Variable Insurance Trust
Supplement Dated May 25, 2011 to the
PIMCO Global Bond Portfolio (Unhedged) Administrative Class Prospectus
(dated April 29, 2011), PIMCO Global Bond Portfolio (Unhedged) Institutional Class Prospectus (dated April 29, 2011) and PIMCO Global Bond Portfolio (Unhedged) Advisor Class Prospectus (dated April 29, 2011) (collectively, the "Prospectuses"), each as supplemented and revised from time to time Disclosure Related to the PIMCO Global Bond Portfolio (Unhedged) (the "Portfolio")
In addition, effective immediately, the fourth sentence of the second paragraph of the "Principal Investment Strategies" section of the Portfolio Summary in the Prospectuses is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within three years (plus or minus) of the duration of the JPMorgan GBI Global FX NY Index Unhedged in USD, which as of March 31, 2011 was 6.44 years.

Investors Should Retain This Supplement For Future Reference

























PVIT_SUPP6_052511